SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2003

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2003-HYB2)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                        CHL Mortgage Pass-Through Trust
                                Series 2003-HYB2

On October 19, 2003, The Bank of New York, as Trustee for CW, CHL Mortgage Pass-Through Trust Series 2003-HYB2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2003, among CW as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, CHL Mortgage Pass-Through Trust Series 2003-HYB2 relating to the distribution date of October 19, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 19, 2003


                             Payment Date: 10/19/03


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2003-HYB2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       263,504,662.20    3.444202%    20,595,731.13    744,780.65   21,340,511.78       0.00  11,522.06
                        2A1        84,565,328.08    4.026161%     8,437,063.82    275,349.86    8,712,413.67       0.00   8,378.17
                        X         365,094,142.63    1.675213%             0.00    500,618.02      500,618.02       0.00   9,057.49
Residual                AR                  0.00    2.415529%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           6,809,632.73    3.587988%         5,257.21     19,969.85       25,227.06       0.00     390.88
                        B1          3,927,485.54    3.587988%         3,032.12     11,517.70       14,549.82       0.00     225.44
                        B2          2,880,156.06    3.587988%         2,223.55      8,446.31       10,669.87       0.00     165.32
                        B3          1,047,329.48    3.587988%           808.56      3,071.39        3,879.95       0.00      60.12
                        B4            785,497.11    3.587988%           606.42      2,303.54        2,909.96       0.00      45.09
                        B5          1,574,051.58    3.587988%         1,215.21      4,616.05        5,831.25       0.00      90.35
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        365,094,142.79     -           29,045,938.02  1,570,673.37   30,616,611.39     -       29,934.92
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       242,908,931.07         11,522.06
                                2A1        76,128,264.27          8,378.17
                                X         336,048,204.61          9,057.49
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           6,804,375.52            390.88
                                B1          3,924,453.43            225.44
                                B2          2,877,932.51            165.32
                                B3          1,046,520.91             60.12
                                B4            784,890.69             45.09
                                B5          1,572,836.38             90.35
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        336,048,204.77         29,934.92
--------------------------------------------------------------------------------

                             Payment Date: 10/19/03


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2003-HYB2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   263,504,662.20     3.444202% 12669D2Y3    53.754123      1.943851    633.983644
                           2A1    84,565,328.08     4.026161% 12669D2Z0    67.029449      2.187556    604.811786
                           X     365,094,142.63     1.675213% 12669D3A4     0.000000      0.951532    638.731417
Residual                   AR              0.00     2.415529% 12669D3B2     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       6,809,632.73     3.587988% 12669D3C0     0.768598      2.919569    994.791743
                           B1      3,927,485.54     3.587988% 12669D3D8     0.768598      2.919569    994.791743
                           B2      2,880,156.06     3.587988% 12669D3E6     0.768598      2.919569    994.791743
                           B3      1,047,329.48     3.587988% 12669EBR6     0.768598      2.919569    994.791743
                           B4        785,497.11     3.587988% 12669EBS4     0.768598      2.919569    994.791743
                           B5      1,574,051.58     3.587988% 12669EBT2     0.768598      2.919569    994.791843
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     365,094,142.79       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2003-HYB2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       255,717,905.22    80,330,299.39   336,048,204.61
Loan count                    553              168              721
Avg loan rate           5.533574%        5.634315%             5.56
Prepay amount       20,410,907.12     8,353,578.61    28,764,485.73

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        28,791.20        13,930.77        42,721.97
Sub servicer fees        2,224.90             0.00         2,224.90
Trustee fees             2,072.42           665.79         2,738.21


Agg advances                  N/A              N/A              N/A
Adv this period          7,207.00             0.00         7,207.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                7,920,368.08     2,601,994.91    10,522,362.99
Special Hazard       4,052,790.80             0.00     4,052,790.80


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.340483%           100.000000%            348,069,990.29
   -----------------------------------------------------------------------------
   Junior            4.659517%             0.000000%             17,011,009.43
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   939,200.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             1                   452,297.84

Totals:                                 2                 1,391,497.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           30,616,611.39         30,616,611.39
Principal remittance amount           29,045,938.02         29,045,938.02
Interest remittance amount             1,570,673.37          1,570,673.37